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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 21, 2001 included in Integral Systems, Inc.'s Form 10-K for the year ended September 30, 2001 and to all references to our Firm included in this Registration Statement.

                                              /s/ RUBINO & McGEEHIN, CHARTERED
                                              Rubino & McGeehin, Chartered
                                              Certified Public Accountants

Bethesda, Maryland
April 30, 2002